                                              Supplement to Prospectus Dated May 1, 2003
                                                     Supplement dated June 9, 2003

This Supplement  should be retained with the current  Prospectus for your annuity  contract  issued by American  Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

Guaranteed Return Option (GRO)SM

Beginning June 9, 2003, the Guaranteed  Return Option (GRO) benefit,  a program that guarantees a "return of premium" at a future date, while  allowing you to allocate all or a portion of your Account  Value to the  Sub-accounts  of your choice,  will be available to the residents of the State of New York.  Please see your current Prospectus for the benefit's details.

ASAP2 / ASAP III/ ASL/ FUSI ASL/ CH2/                                                                                  GRONYSUP 603
ASL II/ APEX II/GAL 3 -SUPP (06/09/2003)